Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus Dated May 1, 2026

Royce Micro-Cap Portfolio

I. Effective as of September 1, 2026, the paragraph appearing under the heading “Investment Adviser and Portfolio Management” for Royce Micro-Cap Portfolio is deleted in its entirety and replaced with the relevant information below.

Royce Micro-Cap Portfolio

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s lead portfolio manager. Portfolio Manager Andrew S. Palen manages the Fund with him. Prior to September 1, 2026, Mr. Stoeffel was co-portfolio manager (2015), lead portfolio manager (2015-2024), and portfolio manager (2024-August 2026). Prior to September 1, 2026, Mr. Palen was assistant portfolio manager (2024-August 2026).

II. Effective as of September 1, 2026, the information appearing under the heading “Management of the Funds” for Royce Micro-Cap Portfolio that is inconsistent with the relevant disclosure above is hereby revised accordingly.

August 27, 2026

RCF-PM-0826